UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/30/2015

Item 1. Reports to Stockholders.

Annual Report	10/31/201	5

Oppenheimer Global Multi-Asset Growth Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 10/30/15*

Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
Since Inception (8/27/15)	3.00%	-2.92%	3.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*October 30, 2015, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2015.

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

Since the Fund’s inception on August 27, 2015 through October 31, 2015, its Class A shares (without sales charge) produced a cumulative total return of 3.00%. In comparison, the MSCI All Country World Index produced a return of 3.73% over the same period.

The primary driver of the Fund’s positive performance during the reporting period came from its equity components. Equity markets were volatile in the period with a selloff in September, driven by stagnation in China, falling oil prices, and a subsequent rebound in risk assets in October. The top contributors were Oppenheimer Main Street Fund and the Oppenheimer International Growth Fund. The fixed-income components in aggregate also contributed to performance, with long duration assets performing well. During the reporting period, our allocation to certain alternative strategies detracted from performance. In particular, Oppenheimer Global Multi Strategies Fund posted a negative return for the period. This underlying fund seeks to offer the diversification benefits of hedge fund-like strategies and uses a systematic or quantitative approach. Oppenheimer Global Multi Strategies Fund seeks to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe it is a great diversification strategy in this equity dominated growth Fund.

INVESTMENT PHILOSOPHY AND PROCESS

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. We believe that objective-driven multi-asset portfolios, such as this Fund, are well suited for a particular investor need, such as growth, income, diversification, or inflation protection, and focusing on risk analysis is critical to the success of objective-driven multi-asset portfolios. Informed by these indicators, the portfolio management team manages the Fund’s allocation in seeking to meet its growth investment objective and to maintain an attractive risk profile.

The Fund invests in a globally diversified set of growth generating assets like traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

investment team’s views. The Fund seeks to capture the best opportunities for growth with less risk than the broad equity market.

Mark Hamilton Portfolio Manager	Dokyoung Lee, CFA Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager	Alessio de Longis, CFA Portfolio Manager

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	1.1%
Alphabet, Inc., Cl. C	1.0
Apple, Inc.	1.0
Alphabet, Inc., Cl. A	0.9
Facebook, Inc., Cl. A	0.8
Gilead Sciences, Inc.	0.8
Airbus Group SE	0.8
SAP SE	0.7
PayPal Holdings, Inc.	0.7
UBS Group AG	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	72.6%
Investment Companies
Oppenheimer Global High Yield Fund	14.8
iShares MSCI India Exchange Traded Fund	1.3
Oppenheimer Institutional Money Market Fund	0.6
U.S. Government Obligations	9.6
Preferred Stocks	0.6
Exchange-Traded Options Purchased	0.3
Over-the-Counter Options Purchased	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	60.9%
United Kingdom	6.7
Japan	4.9
France	4.5
Germany	4.4
Switzerland	3.6
China	2.6
Netherlands	2.0
Canada	1.8
Spain	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of October 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	62.7%
Europe	25.5
Asia	9.7
Latin America	1.3
Middle East/Africa	0.5
Emerging Europe	0.3

Portfolio holdings and allocation are subject to change. Percentages are as of October 30, 2015, and are based on total market value of investments.

*  October 30, 2015 represents the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes.

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/30/15

	Inception Date	Since Inception
Class A (QMGAX)	8/27/15	3.00%
Class C (QMGCX)	8/27/15	2.90%
Class I (QMGIX)	8/27/15	3.10%
Class R (QMGRX)	8/27/15	3.00%
Class Y (QMGYX)	8/27/15	3.10%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 10/30/15

	Inception Date	Since Inception
Class A (QMGAX)	8/27/15	-2.92%
Class C (QMGCX)	8/27/15	1.90%
Class I (QMGIX)	8/27/15	3.10%
Class R (QMGRX)	8/27/15	3.00%
Class Y (QMGYX)	8/27/15	3.10%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index (ACWI). The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period, August 27, 2015 (commencement of operations) and held for the period ended October 30, 2015.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on May 1, 2015 and held for the entire 6-month period ended October 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Actual	Beginning Account Value	Ending Account Value October 30, 2015	Expenses Paid During Period Ended October 30, 2015[1,2]

Class A	$ 1,000.00	$ 1,030.00	$ 1.90

Class C	1,000.00	1,029.00	3.28

Class I	1,000.00	1,031.00	1.52

Class R	1,000.00	1,030.00	2.41

Class Y	1,000.00	1,031.00	1.70
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.80	5.33

Class C	1,000.00	1,015.99	9.19

Class I	1,000.00	1,020.86	4.26

Class R	1,000.00	1,018.40	6.75

Class Y	1,000.00	1,020.36	4.77

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 65/365 to reflect the period from August 27, 2015 (commencement of operations) to October 30, 2015.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The expense ratio for the period from August 27, 2015 (commencement of operations) to October 30, 2015 is as follows:

Class	Expense Ratios

Class A	1.05%

Class C	1.81

Class I	0.84

Class R	1.33

Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS October 30, 2015*

	Shares	Value

Common Stocks—72.0%

Consumer Discretionary—12.2%

Auto Components—0.9%

Bridgestone Corp.	2,000	$ 73,329

Continental AG	592	142,331

Delphi Automotive plc	808	67,218

Johnson Controls, Inc.	1,212	54,758

Valeo SA	790	121,983

		459,619

Automobiles—0.6%

Astra International Tbk PT	60,000	25,724

Bayerische Motoren Werke AG	626	64,264

Ferrari NV1	140	7,060

Ford Motor Co.	2,147	31,797

General Motors Co.	1,989	69,436

Harley-Davidson, Inc.	504	24,923

Suzuki Motor Corp.	1,200	39,171

Tata Motors Ltd., ADR[1]	2,272	67,183

		329,558

Diversified Consumer Services—0.3%

Dignity plc	1,830	68,464

Estacio Participacoes SA	3,700	14,832

Kroton Educacional SA	9,500	24,289

New Oriental Education & Technology Group, Inc., Sponsored ADR	1,120	30,811

Service Corp. International	459	12,971

		151,367

Hotels, Restaurants & Leisure—1.9%

Accor SA	1,810	89,862

Carnival Corp.	4,657	251,851

China Lodging Group Ltd., ADR[1]	80	2,346

Chipotle Mexican Grill, Inc., Cl. A1	12	7,683

Crown Resorts Ltd.	7,923	64,774

Domino’s Pizza Group plc	6,320	106,160

Dunkin’ Brands Group, Inc.	952	39,422

Galaxy Entertainment Group Ltd.	3,000	10,208

Genting Bhd	18,100	31,186

Genting Malaysia Bhd	9,700	9,696

Genting Singapore plc	1,000	581

Homeinns Hotel Group, ADR[1]	550	16,489

International Game Technology plc	2,310	37,468

Jollibee Foods Corp.	3,800	16,694

Las Vegas Sands Corp.	530	26,240

McDonald’s Corp.	420	47,145

Melco Crown Entertainment Ltd., ADR	1,570	29,406

Sands China Ltd.	8,000	28,716

Starbucks Corp.	740	46,302

William Hill plc	17,050	83,237

Yum! Brands, Inc.	594	42,121

		987,587

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Household Durables—0.8%

Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,500	$5,808

Lennar Corp., Cl. A	470	23,533

SEB SA	880	89,380

Sony Corp.	6,400	181,508

Taylor Wimpey plc	29,739	90,561

Whirlpool Corp.	99	15,854

		406,644

Internet & Catalog Retail—1.2%

Amazon.com, Inc.[1]	342	214,058

B2W Cia Digital[1]	900	3,403

Ctrip.com International Ltd., ADR[1]	650	60,430

JD.com, Inc., ADR[1]	7,209	199,113

Netflix, Inc.[1]	223	24,169

Qunar Cayman Islands Ltd., ADR[1]	110	5,339

Rakuten, Inc.	7,000	96,872

TripAdvisor, Inc.[1]	411	34,434

		637,818

Leisure Products—0.1%

Hasbro, Inc.	530	40,720

Nintendo Co. Ltd.	100	15,963

		56,683

Media—1.9%

CBS Corp., Cl. B	395	18,375

Cinemark Holdings, Inc.	746	26,438

Comcast Corp., Cl. A	2,799	175,273

DISH Network Corp., Cl. A1	596	37,530

Grupo Televisa SAB, Sponsored ADR	3,060	89,169

ProSiebenSat.1 Media SE	1,851	100,176

SES SA	2,180	64,371

SKY Perfect JSAT Holdings, Inc.	9,100	47,785

Sky plc	9,884	166,665

Time Warner, Inc.	80	6,027

Walt Disney Co. (The)	2,195	249,659

		981,468

Multiline Retail—0.5%

Dollarama, Inc.	2,278	153,882

Hudson’s Bay Co.	4,882	84,864

Kohl’s Corp.	480	22,137

		260,883

Specialty Retail—1.4%

AutoZone, Inc.[1]	169	132,565

Foot Locker, Inc.	319	21,612

Home Depot, Inc. (The)	1,285	158,878

Industria de Diseno Textil SA	6,751	252,873

Tiffany & Co.	1,160	95,630

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Specialty Retail (Continued)

TJX Cos., Inc. (The)	1,035	$75,752

		737,310

Textiles, Apparel & Luxury Goods—2.6%

adidas AG	1,444	129,442

Brunello Cucinelli SpA	1,292	23,405

Burberry Group plc	5,747	117,491

Christian Dior SE	688	135,233

Cie Financiere Richemont SA	1,081	92,460

Hermes International	200	76,941

Kering	1,220	225,399

LVMH Moet Hennessy Louis Vuitton SE	1,420	264,189

NIKE, Inc., Cl. B	514	67,349

Prada SpA	14,300	58,092

Swatch Group AG (The)	152	59,340

Tod’s SpA	412	34,478

VF Corp.	391	26,400

		1,310,219

Consumer Staples—7.3%

Beverages—1.8%

Ambev SA, ADR	2,750	13,392

Coca-Cola Co. (The)	1,075	45,526

Coca-Cola Enterprises, Inc.	1,080	55,447

Constellation Brands, Inc., Cl. A	314	42,327

Diageo plc	3,236	93,515

Fomento Economico Mexicano SAB de CV	3,259	32,162

Fomento Economico Mexicano SAB de CV, ADR	440	43,600

Heineken NV	1,311	119,535

Nigerian Breweries plc	18,523	12,749

PepsiCo, Inc.	2,445	249,855

Pernod Ricard SA	1,440	169,500

SABMiller plc	420	25,836

Tsingtao Brewery Co. Ltd., Cl. H	2,000	9,526

		912,970

Food & Staples Retailing—1.0%

Almacenes Exito SA	1,287	5,802

Almacenes Exito SA, GDR[2]	900	4,065

Casino Guichard Perrachon SA	80	4,596

Costco Wholesale Corp.	581	91,868

CP ALL PCL	78,000	109,370

CVS Health Corp.	588	58,083

Kroger Co. (The)	667	25,212

Magnit PJSC	467	81,390

Spar Group Ltd. (The)	4,402	63,195

Walgreens Boots Alliance, Inc.	306	25,912

Wal-Mart de Mexico SAB de CV	4,988	13,211

Wal-Mart Stores, Inc.	289	16,542

		499,246

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Food Products—2.6%

Aryzta AG1	1,709	$76,985

Barry Callebaut AG1	58	69,570

Danone SA	2,620	182,404

Kraft Heinz Co. (The)	958	74,695

Mondelez International, Inc., Cl. A	6,055	279,499

Nestle SA	3,740	285,523

Saputo, Inc.	3,305	78,808

Tingyi Cayman Islands Holding Corp.	16,000	27,380

Unilever plc	5,000	222,048

Want Want China Holdings Ltd.	23,000	19,094

		1,316,006

Household Products—0.8%

Colgate-Palmolive Co.	2,390	158,577

Henkel AG & Co. KGaA	1,037	95,711

Procter & Gamble Co. (The)	274	20,928

Reckitt Benckiser Group plc	1,020	99,520

Reckitt Benckiser Group plc, Sponsored ADR	2,455	48,658

		423,394

Personal Products—0.1%

Shiseido Co. Ltd.	2,800	66,042

Tobacco—1.0%

Japan Tobacco, Inc.	3,700	127,824

Philip Morris International, Inc.	2,957	261,399

Reynolds American, Inc.	549	26,527

Swedish Match AB	3,622	113,852

		529,602

Energy—2.5%

Energy Equipment & Services—0.3%

China Oilfield Services Ltd., Cl. H	6,000	6,649

Halliburton Co.	469	18,000

Schlumberger Ltd.	463	36,188

Technip SA	1,680	87,623

Tenaris SA, ADR	440	11,119

		159,579

Oil, Gas & Consumable Fuels—2.2%

Anadarko Petroleum Corp.	722	48,287

Apache Corp.	948	44,679

BP plc, Sponsored ADR	1,215	43,375

Chesapeake Energy Corp.	2,420	17,255

Chevron Corp.	2,076	188,667

ConocoPhillips	708	37,772

Enbridge, Inc.	852	36,372

EOG Resources, Inc.	478	41,036

HollyFrontier Corp.	1,046	51,223

Koninklijke Vopak NV	1,672	67,085

Magellan Midstream Partners LP3	686	43,774

Newfield Exploration Co.[1]	264	10,610

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Noble Energy, Inc.	2,864	$102,646

Novatek OAO, Sponsored GDR	555	50,783

Occidental Petroleum Corp.	202	15,057

Phillips 66	339	30,188

Pioneer Natural Resources Co.	114	15,634

Repsol SA	3,189	40,181

Suncor Energy, Inc.	7,806	232,072

		1,116,696

Financials—10.9%

Capital Markets—2.2%

Bank of New York Mellon Corp. (The)	2,997	124,825

Charles Schwab Corp. (The)	2,012	61,406

China Cinda Asset Management Co. Ltd., Cl. H	109,000	42,281

Credit Suisse Group AG1	3,654	90,991

Deutsche Bank AG	2,776	77,851

Goldman Sachs Group, Inc. (The)	946	177,375

ICAP plc	14,120	95,635

Invesco Ltd.	115	3,814

Morgan Stanley	1,681	55,423

Nomura Holdings, Inc.	6,300	39,470

T. Rowe Price Group, Inc.	269	20,342

Tullett Prebon plc	4,680	25,351

UBS Group AG	15,429	307,930

		1,122,694

Commercial Banks—3.5%

Banca Monte dei Paschi di Siena SpA[1]	19,578	35,910

Banco Bilbao Vizcaya Argentaria SA1	87	748

Banco Bilbao Vizcaya Argentaria SA	14,417	123,939

Bancolombia SA, Sponsored ADR	220	7,616

Bank of America Corp.	3,074	51,582

Barclays plc	13,740	48,900

BNP Paribas SA	1,047	63,505

Citigroup, Inc.	11,109	590,666

Grupo Aval Acciones y Valores SA, ADR	2,830	22,668

Grupo Financiero Banorte SAB de CV, Cl. O	8,246	44,146

Grupo Financiero Inbursa SAB de CV, Cl. O	11,962	23,971

Guaranty Trust Bank plc	66,181	7,632

ICICI Bank Ltd., Sponsored ADR	21,090	181,796

Intesa Sanpaolo SpA, Sponsored ADR	1,221	25,629

JPMorgan Chase & Co.	3,104	199,432

Lloyds Banking Group plc	51,819	58,798

M&T Bank Corp.	534	64,000

Sberbank PAO, ADR	2,570	15,704

Societe Generale SA	1,540	71,502

Sumitomo Mitsui Financial Group, Inc.	2,200	87,465

SVB Financial Group[1]	149	18,188

Zenith Bank plc	103,990	9,179

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Commercial Banks (Continued)

Zions Bancorporation	1,628	$46,838

		1,799,814

Consumer Finance—0.4%

Ally Financial, Inc.[1]	4,326	86,174

Capital One Financial Corp.	404	31,876

Discover Financial Services	1,652	92,875

		210,925

Diversified Financial Services—1.6%

ASX Ltd.	1,000	29,410

Berkshire Hathaway, Inc., Cl. B1	1,118	152,070

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	9,100	26,900

CME Group, Inc., Cl. A	2,317	218,887

Grupo de Inversiones Suramericana SA	1,453	18,447

Hong Kong Exchanges & Clearing Ltd.	1,200	31,236

Investment AB Kinnevik, Cl. B	1,698	54,093

McGraw Hill Financial, Inc.	3,322	307,750

		838,793

Insurance—2.3%

AIA Group Ltd.	7,800	45,497

Allianz SE	785	137,453

American International Group, Inc.	3,626	228,656

Aon plc	568	53,000

China Life Insurance Co. Ltd., Cl. H	6,000	21,517

China Pacific Insurance Group Co. Ltd., Cl. H	6,000	23,912

Dai-ichi Life Insurance Co. Ltd. (The)	6,200	107,195

FNF Group	1,690	59,623

Genworth Financial, Inc., Cl. A1	9,650	45,162

Japan Post Insurance Co. Ltd.[1]	600	10,939

Marsh & McLennan Cos., Inc.	1,819	101,391

Old Mutual plc	11,560	37,577

People’s Insurance Co. Group of China Ltd. (The), Cl. H	13,000	6,948

PICC Property & Casualty Co. Ltd., Cl. H	8,000	18,145

Ping An Insurance Group Co. of China Ltd., Cl. H	14,500	81,199

Prudential plc	9,380	218,938

Sul America SA	2,300	11,290

		1,208,442

Real Estate Investment Trusts (REITs)—0.4%

Equity Residential	335	25,902

Hammerson plc	5,143	50,387

Public Storage	143	32,813

Simon Property Group, Inc.	522	105,162

		214,264

Real Estate Management & Development—0.5%

Deutsche Wohnen AG	2,304	64,966

Global Logistic Properties Ltd.	9,000	14,329

Hang Lung Group Ltd.	3,000	10,898

Hang Lung Properties Ltd.	10,000	24,453

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Management & Development (Continued)

Realogy Holdings Corp.[1]	67	$2,620

SM Prime Holdings, Inc.	59,000	27,106

SOHO China Ltd.	15,500	7,947

Vonovia SE	2,277	75,855

		228,174

Health Care—8.7%

Biotechnology—2.6%

ACADIA Pharmaceuticals, Inc.[1]	1,390	48,400

Amgen, Inc.	148	23,411

Baxalta, Inc.	406	13,991

Biogen, Inc.[1]	654	189,994

BioMarin Pharmaceutical, Inc.[1]	600	70,224

Bluebird Bio, Inc.[1]	480	37,022

Celgene Corp.[1]	452	55,465

Celldex Therapeutics, Inc.[1]	3,690	44,501

Circassia Pharmaceuticals plc[1]	12,990	56,056

Clovis Oncology, Inc.[1]	520	51,953

CSL Ltd.	1,300	86,339

Gilead Sciences, Inc.	3,886	420,193

Grifols SA	2,213	102,562

Incyte Corp.[1]	182	21,390

MacroGenics, Inc.[1]	1,170	36,352

Medivation, Inc.[1]	620	26,077

Vertex Pharmaceuticals, Inc.[1]	428	53,389

		1,337,319

Health Care Equipment & Supplies—1.0%

Abbott Laboratories	518	23,206

Boston Scientific Corp.[1]	5,443	99,498

Coloplast, Cl. B	902	64,591

DiaSorin SpA	512	22,915

Essilor International SA	520	68,238

Hologic, Inc.[1]	103	4,002

Sonova Holding AG	562	76,625

St. Jude Medical, Inc.	760	48,496

William Demant Holding AS1	623	54,037

Zimmer Biomet Holdings, Inc.	800	83,656

		545,264

Health Care Providers & Services—1.7%

Aetna, Inc.	1,620	185,944

Anthem, Inc.	910	126,627

Cardinal Health, Inc.	783	64,363

Cigna Corp.	130	17,425

Express Scripts Holding Co.[1]	1,906	164,640

HCA Holdings, Inc.[1]	157	10,800

Sinopharm Group Co. Ltd., Cl. H	9,200	37,774

Sonic Healthcare Ltd.	2,249	30,930

UnitedHealth Group, Inc.	1,950	229,671

		868,174

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Life Sciences Tools & Services—0.2%

Lonza Group AG1	210	$30,781

Quintiles Transnational Holdings, Inc.[1]	251	15,976

Thermo Fisher Scientific, Inc.	199	26,025

WuXi PharmaTech Cayman, Inc., ADR[1]	191	8,538

		81,320

Pharmaceuticals—3.2%

Allergan plc[1]	816	251,712

Bayer AG	894	119,331

Bristol-Myers Squibb Co.	2,272	149,838

Eli Lilly & Co.	631	51,471

Galenica AG	63	92,228

Johnson & Johnson	1,765	178,318

Merck & Co., Inc.	2,899	158,459

Mylan NV1	1,487	65,562

Novo Nordisk AS, Cl. B	2,285	121,045

Perrigo Co. plc	28	4,417

Pfizer, Inc.	3,075	103,996

Roche Holding AG	664	179,852

Roche Holding AG, Sponsored ADR	377	12,784

Shire plc	710	53,763

Shire plc, ADR	21	4,768

Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,492	88,311

Theravance Biopharma, Inc.[1]	450	6,728

Valeant Pharmaceuticals International, Inc.[1]	263	24,662

		1,667,245

Industrials—9.8%

Aerospace & Defense—1.7%

Airbus Group SE	5,973	415,028

Embraer SA	5,600	41,065

Embraer SA, Sponsored ADR	3,180	93,397

Lockheed Martin Corp.	486	106,837

Rolls-Royce Holdings plc[1]	12,998	137,511

TransDigm Group, Inc.[1]	134	29,460

United Technologies Corp.	720	70,855

		894,153

Air Freight & Couriers—0.6%

FedEx Corp.	237	36,984

Royal Mail plc	22,501	154,268

United Parcel Service, Inc., Cl. B	1,010	104,050

		295,302

Airlines—0.2%

Delta Air Lines, Inc.	436	22,166

Japan Airlines Co. Ltd.	2,600	97,779

		119,945

Building Products—0.3%

A.O. Smith Corp.	186	14,289

Allegion plc	250	16,292

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Building Products (Continued)

Assa Abloy AB, Cl. B	6,232	$123,596

		154,177

Commercial Services & Supplies—0.8%

Aggreko plc	2,917	41,060

Cintas Corp.	479	44,590

Edenred	2,770	50,765

Prosegur Cia de Seguridad SA	13,514	60,120

Republic Services, Inc., Cl. A	626	27,381

Tyco International plc	3,065	111,689

Waste Connections, Inc.	780	42,494

Waste Management, Inc.	719	38,654

		416,753

Construction & Engineering—0.6%

Boskalis Westminster	2,676	129,905

CIMIC Group Ltd.	2,400	47,461

FLSmidth & Co. AS	479	18,104

Vinci SA	1,670	112,559

		308,029

Electrical Equipment—1.1%

ABB Ltd.[1]	1,769	33,319

Acuity Brands, Inc.	94	20,548

Eaton Corp. plc	844	47,188

Emerson Electric Co.	1,070	50,536

Legrand SA	1,350	74,004

Nidec Corp.	3,000	225,409

Prysmian SpA	1,455	31,459

Schneider Electric SE	1,010	61,071

		543,534

Industrial Conglomerates—1.2%

3M Co.	710	111,619

Beijing Enterprises Holdings Ltd.	7,000	43,978

Danaher Corp.	848	79,127

General Electric Co.	9,424	272,542

Jardine Strategic Holdings Ltd.	1,000	30,145

Siemens AG	386	38,820

SM Investments Corp.	1,520	28,317

		604,548

Machinery—1.1%

Aalberts Industries NV	3,345	108,462

Atlas Copco AB, Cl. A	3,254	84,623

Caterpillar, Inc.	364	26,568

Deere & Co.	1,327	103,506

FANUC Corp.	600	105,587

Ingersoll-Rand plc	229	13,570

Parker-Hannifin Corp.	183	19,160

Stanley Black & Decker, Inc.	272	28,827

Wabtec Corp.	359	29,750

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Machinery (Continued)

Weir Group plc (The)	1,450	$23,817

		543,870

Professional Services—0.8%

Experian plc	6,474	110,394

Intertek Group plc	2,190	88,496

Nielsen Holdings plc	2,110	100,246

Recruit Holdings Co. Ltd.	2,700	86,605

SGS SA	27	51,354

		437,095

Road & Rail—0.4%

Canadian National Railway Co.	2,039	124,563

CSX Corp.	3,563	96,165

		220,728

Trading Companies & Distributors—0.9%

Brenntag AG	2,908	175,709

Bunzl plc	3,890	111,246

Travis Perkins plc	2,990	88,123

Wolseley plc	1,520	89,206

		464,284

Transportation Infrastructure—0.1%

Airports of Thailand PCL	800	6,687

DP World Ltd.	1,753	35,414

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	701	10,864

		52,965

Information Technology—15.1%

Communications Equipment—0.6%

Nokia OYJ	10,985	81,518

Telefonaktiebolaget LM Ericsson, Cl. B	23,638	229,847

		311,365

Electronic Equipment, Instruments, & Components—1.3%

Hoya Corp.	2,300	94,532

Keyence Corp.	400	207,608

Kyocera Corp.	1,800	81,139

Murata Manufacturing Co. Ltd.	1,400	198,526

Spectris plc	1,660	42,591

TE Connectivity Ltd.	893	57,545

		681,941

Internet Software & Services—4.7%

Alibaba Group Holding Ltd., Sponsored ADR[1]	1,625	136,224

Alphabet, Inc., Cl. A1	650	479,303

Alphabet, Inc., Cl. C1	749	532,397

Baidu, Inc., Sponsored ADR[1]	1,224	229,463

eBay, Inc.[1]	6,143	171,390

Facebook, Inc., Cl. A1	4,210	429,294

LinkedIn Corp., Cl. A1	612	147,412

MercadoLibre, Inc.	130	12,788

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services (Continued)

Qihoo 360 Technology Co. Ltd., ADR[1]	570	$32,541

Tencent Holdings Ltd.	4,800	89,837

United Internet AG	1,384	71,898

Yahoo Japan Corp.	17,700	74,853

		2,407,400

IT Services—2.2%

Amadeus IT Holding SA, Cl. A	2,456	104,507

Amdocs Ltd.	2,559	152,440

Computer Sciences Corp.	719	47,878

Earthport plc[1]	29,480	17,691

First Data Corp., Cl. A1	1,202	19,040

International Business Machines Corp.	153	21,432

MasterCard, Inc., Cl. A	1,699	168,184

NTT Data Corp.	1,700	84,259

PayPal Holdings, Inc.[1]	9,374	337,558

Visa, Inc., Cl. A	1,386	107,526

Xerox Corp.	7,544	70,838

		1,131,353

Semiconductors & Semiconductor Equipment—2.1%

Altera Corp.	3,040	159,752

Applied Materials, Inc.	4,263	71,490

ARM Holdings plc	4,330	68,441

ASML Holding NV	996	92,331

Broadcom Corp., Cl. A	1,253	64,404

Infineon Technologies AG	16,211	199,516

Intel Corp.	1,453	49,199

Maxim Integrated Products, Inc.	4,020	164,740

Micron Technology, Inc.[1]	1,465	24,260

NVIDIA Corp.	659	18,696

SunEdison, Inc.[1]	6,720	49,056

Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	50,719

Texas Instruments, Inc.	445	25,240

Tokyo Electron Ltd.	500	29,856

		1,067,700

Software—2.8%

Activision Blizzard, Inc.	1,614	56,103

Adobe Systems, Inc.[1]	1,800	159,588

AVEVA Group plc	1,160	36,646

Check Point Software Technologies Ltd.[1]	325	27,605

Dassault Systemes	1,150	90,737

Electronic Arts, Inc.[1]	862	62,124

Gemalto NV	1,114	69,812

Intuit, Inc.	1,460	142,248

Microsoft Corp.	3,223	169,659

Oracle Corp.	3,003	116,636

SAP SE	4,807	380,029

ServiceNow, Inc.[1]	89	7,267

Synopsys, Inc.[1]	750	37,485

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Software (Continued)

Temenos Group AG1	1,877	$87,728

		1,443,667

Technology Hardware, Storage & Peripherals—1.4%

Apple, Inc.	4,168	498,076

Lenovo Group Ltd.	70,000	64,572

SanDisk Corp.	558	42,966

Western Digital Corp.	1,808	120,810

		726,424

Materials—2.1%

Chemicals—1.4%

Eastman Chemical Co.	329	23,744

Essentra plc	7,590	98,374

Linde AG	872	151,241

LyondellBasell Industries NV, Cl. A	198	18,396

Novozymes AS, Cl. B	1,467	67,846

PPG Industries, Inc.	502	52,338

Sika AG	20	65,515

Syngenta AG	554	186,111

Toray Industries, Inc.	7,000	60,940

		724,505

Construction Materials—0.3%

Indocement Tunggal Prakarsa Tbk PT	8,500	11,094

James Hardie Industries plc	5,600	73,110

Semen Indonesia Persero Tbk PT	13,000	9,246

Vulcan Materials Co.	820	79,196

		172,646

Metals & Mining—0.3%

Alrosa PAO[1]	17,336	13,944

BHP Billiton Ltd., Sponsored ADR	414	13,616

Glencore plc[1]	6,070	10,455

Goldcorp, Inc.	4,161	53,344

Newcrest Mining Ltd.[1]	5,100	44,301

Silver Wheaton Corp.	2,299	31,243

Teck Resources Ltd., Cl. B	1,306	7,666

		174,569

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	2,052	36,239

Telecommunication Services—2.6%

Diversified Telecommunication Services—1.5%

BT Group plc, Cl. A	14,850	106,167

Iliad SA	360	75,639

Inmarsat plc	6,800	103,053

Nippon Telegraph & Telephone Corp.	3,300	121,186

Spark New Zealand Ltd.	25,401	57,754

Verizon Communications, Inc.	3,587	168,159

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Telecommunication Services (Continued)

Vivendi SA	5,653	$136,034

		767,992

Wireless Telecommunication Services—1.1%

America Movil SAB de CV, Cl. L, ADR	1,280	22,797

China Mobile Ltd.	7,000	83,228

KDDI Corp.	5,800	140,104

MTN Group Ltd.	884	10,064

Rogers Communications, Inc., Cl. B	2,449	97,447

T-Mobile US, Inc.[1]	565	21,408

Vodafone Group plc	66,853	220,389

		595,437

Utilities—0.8%

Electric Utilities—0.3%

Edison International	1,399	84,667

ITC Holdings Corp.	1,286	42,078

NextEra Energy, Inc.	216	22,175

		148,920

Gas Utilities—0.1%

AmeriGas Partners LP3	890	37,950

Multi-Utilities—0.4%

PG&E Corp.	3,567	190,478

WEC Energy Group, Inc.	462	23,820

		214,298

Total Common Stocks (Cost $35,726,595)		37,162,908

Preferred Stocks—0.6%

Banco Davivienda SA, Preference	1,100	9,044

Bayerische Motoren Werke (BMW) AG, Preference	1,700	137,205

Cia Brasileira de Distribuicao, Preference	1,400	18,420

Fuchs Petrolub SE, Preference	2,051	98,372

Lojas Americanas SA, Preference	8,100	35,096

Total Preferred Stocks (Cost $283,160)		298,137

	Principal Amount

U.S. Government Obligation—9.6%

United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $4,947,106)	$5,000,000	4,949,705

		Exercise	Expiration
		Price	Date	Contracts

Exchange-Traded Option Purchased—0.3%

S&P 500 Index Call[1] (Cost $65,491)		USD 2,090.000	1/15/16		USD 30	136,650

		Exercise	Expiration
	Counterparty	Price	Date	Contracts

Over-the-Counter Option Purchased—0.2%

SX5E Index Call[1]
(Cost $119,230)	GSG	EUR 3,550.000	1/15/16	EUR	191	115,132

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Investment Companies—16.5%

iShares MSCI India Exchange Traded Fund	22,700	$646,496

Oppenheimer Global High Yield Fund, Cl. I5	819,393	7,579,383

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[5,6]	318,978	318,978

Total Investment Companies (Cost $8,566,747)		8,544,857

Total Investments, at Value (Cost $49,708,329)	99 .2%	51,207,389

Net Other Assets (Liabilities)	0.8	392,346

Net Assets	100.0%	$51,599,735

Footnotes to Statement of Investments

* October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,065 or 0.01% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $412,805. See Note 6 of the accompanying Notes.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 27, 2015 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares October 30, 2015

Oppenheimer Global High Yield Fund, Cl. I	—	819,393	—	819,393
Oppenheimer Institutional Money Market Fund, Cl. E	—	39,300,226	38,981,248	318,978

	Value	Income

Oppenheimer Global High Yield Fund, Cl. I	$7,579,383	$70,569
Oppenheimer Institutional Money Market Fund, Cl. E	318,978	863

Total	$7,898,361	$71,432

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$31,192,670	60.9%
United Kingdom	3,406,390	6.7
Japan	2,501,946	4.9
France	2,315,535	4.5
Germany	2,260,170	4.4
Switzerland	1,867,098	3.6
China	1,305,279	2.6
Netherlands	1,020,553	2.0

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited / Continued)	Value	Percent

Canada	$900,261	1.8%
Spain	684,931	1.3
Sweden	606,011	1.2
Denmark	325,622	0.6
Australia	316,831	0.6
Brazil	287,891	0.6
Mexico	279,919	0.6
India	248,979	0.5
Italy	231,886	0.5
Hong Kong	210,560	0.4
Russia	161,821	0.3
Ireland	131,642	0.3
Thailand	116,056	0.2
Israel	115,917	0.2
Eurozone	115,132	0.2
Finland	81,518	0.2
South Africa	73,259	0.1
Philippines	72,117	0.1
Colombia	67,643	0.1
New Zealand	57,754	0.1
Taiwan	50,719	0.1
Indonesia	46,064	0.1
Malaysia	40,882	0.1
United Arab Emirates	35,414	0.1
Nigeria	29,560	0.1
Singapore	14,910	0.0
Argentina	12,788	0.0
Luxembourg	11,119	0.0
Cayman Islands	6,727	0.0
Bermuda	3,815	0.0

Total	$51,207,389	100.0%

Futures Contracts as of October 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

S&P 500 E-Mini Index	CME	Sell	12/18/15	10	$1,036,850	$(29,723)
STOXX Europe 600 Index	EUX	Buy	12/18/15	27	555,510	20,229

						$(9,494)

Centrally Cleared Interest Rate Swaps at October 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

		Three- Month USD
DEU	Pay	BBA LIBOR	2.518%	10/23/45	USD 1,925	$(7,178)

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Total Return Swaps at October 30, 2015
Reference Asset[a]	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund	GSG	Receive	100 basis points	9/20/16	USD	3,505	$7,031

			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund	t-SGS	Receive	85 basis points	9/16/16	USD	3,950	19,359

			One-Month USD
			BBA LIBOR plus
QOPIX Reference Fund	t-SGS	Receive	85 basis points	9/16/16	USD	7,527	39,872

Total of Over-the-Counter Total Return Swaps							$66,262

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

a. The Reference Asset is an affiliated Fund.

Reference Asset	Value	Realized Gain/(Loss)

OAIIX Reference Fund	$26,390	$(50,982)
QOPIX Reference Fund	39,872	21,076

Total	$66,262	$(29,906)

Glossary:
Counterparty Abbreviations
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
t-SGS	Societe Generale

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
OAIIX	Oppenheimer Global Multi Strategies Fund
QOPIX	Oppenheimer Fundamental Alternatives Fund
SX5E	The EURO STOXX 50 Index

Exchange Abbreviations
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 30, 20151

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $41,786,318)	$43,309,028
Affiliated companies (cost $7,922,011)	7,898,361

51,207,389

Cash—foreign currencies (cost $258,494)	258,501

Cash used for collateral on centrally cleared swaps	217,128

Affiliated swaps, at value	66,262

Receivables and other assets:
Investments sold	178,950
Interest and dividends	105,020
Variation margin receivable	4,650
Other	2,353

Total assets	52,040,253

Liabilities
Bank overdraft	128

Centrally cleared swaps, at value	7,178

Payables and other liabilities:
Investments purchased	347,105
Legal, auditing and other professional fees	44,036
Due to custodian	32,884
Distribution and service plan fees	6,630
Shareholder communications	1,250
Variation margin payable	744
Foreign capital gains tax	482
Trustees’ compensation	81

Total liabilities	440,518

Net Assets	$51,599,735

Composition of Net Assets
Par value of shares of beneficial interest	$5,008

Additional paid-in capital	50,065,480

Accumulated net investment income	76,763

Accumulated net realized loss on investments and foreign currency transactions	(94,253)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,546,737

Net Assets	$51,599,735

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,524,599 and 5,000,490 shares of beneficial interest outstanding)	$10.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.93

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,223 and 4,297 shares of beneficial interest outstanding)	$10.29

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,308 and 1,000 shares of beneficial interest outstanding)	$10.31

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,299 and 1,000 shares of beneficial interest outstanding)	$10.30

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,306 and 1,000 shares of beneficial interest outstanding)	$10.31

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF OPERATIONS For the Period Ended October 30, 20151,2

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,392)	$91,168
Affiliated companies	71,432

Interest	25,723

Total investment income	188,323

Expenses
Management fees	66,561

Distribution and service plan fees:
Class A	6,621
Class C	41

Transfer and shareholder servicing agent fees:
Class A	19,501
Class C	11
Class I	1
Class R	4
Class Y	4

Shareholder communications:
Class A	1,250

Legal, auditing and other professional fees	46,832

Custodian fees and expenses	1,612

Trustees’ compensation	138

Other	443

Total expenses	143,019
Less waivers and reimbursements of expenses	(49,676)

Net expenses	93,343

Net Investment Income	94,980

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(40,823)
Closing and expiration of futures contracts	(43,766)
Foreign currency transactions	(4,607)
Affiliated Swap contracts	(29,906)

Net realized loss	(119,102)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $482)	1,673,935
Translation of assets and liabilities denominated in foreign currencies	(176,788)
Futures contracts	(9,494)
Swap contracts	(7,178)
Affiliated swap contracts	66,262

Net change in unrealized appreciation/depreciation	1,546,737

Net Increase in Net Assets Resulting from Operations	$1,522,615

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 30, 2015[1,2]

Operations
Net investment income	$94,980

Net realized loss	(119,102)

Net change in unrealized appreciation/depreciation	1,546,737

Net increase in net assets resulting from operations	1,522,615

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	49,945,032
Class C	32,088
Class I	—
Class R	—
Class Y	—

49,977,120

Net Assets
Total increase	51,499,735

Beginning of period	100,000[3]

End of period (including accumulated net investment income of $ 76,763)	$51,599,735

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Reflects the value of the Manager’s seed money invested on May 26, 2015.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02
Net realized and unrealized gain	0.28

Total from investment operations	0.30

Net asset value, end of period	$10.30

Total Return, at Net Asset Value[4]	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,525

Average net assets (in thousands)	$49,048

Ratios to average net assets:[5]
Net investment income	1.07%
Total expenses[6]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%

Portfolio turnover rate	8%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 30, 2015	1.72%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class C	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.01
Net realized and unrealized gain	0.28

Total from investment operations	0.29

Net asset value, end of period	$10.29

Total Return, at Net Asset Value[4]	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45

Average net assets (in thousands)	$28

Ratios to average net assets:[5]
Net investment income	0.42%
Total expenses[6]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%

Portfolio turnover rate	8%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 30, 2015	2.45%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02
Net realized and unrealized gain	0.29

Total from investment operations	0.31

Net asset value, end of period	$10.31

Total Return, at Net Asset Value[4]	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[5]
Net investment income	1.27%
Total expenses[6]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%

Portfolio turnover rate	8%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 30, 2015	1.41%

See accompanying Notes to Financial Statements.

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class R	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.01
Net realized and unrealized gain	0.29

Total from investment operations	0.30

Net asset value, end of period	$10.30

Total Return, at Net Asset Value[4]	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[5]
Net investment income	0.77%
Total expenses[6]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%

Portfolio turnover rate	8%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02
Net realized and unrealized gain	0.29

Total from investment operations	0.31

Net asset value, end of period	$10.31

Total Return, at Net Asset Value[4]	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[5]
Net investment income	1.17%
Total expenses[6]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%

Portfolio turnover rate	8%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS October 30, 2015

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on August 27, 2015. At period end, approximately 99.8% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M.

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$80,891	$1,200	$—	$1,447,171

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$6,632	$18,217	$24,849

No distributions were paid during the reporting periods.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,753,371
Federal tax cost of other investments	54,524

Total federal tax cost	$49,807,895

Gross unrealized appreciation	$2,245,988
Gross unrealized depreciation	(798,817)

Net unrealized appreciation	$1,447,171

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,971,820	$3,347,336	$—	$6,319,156
Consumer Staples	1,616,855	2,130,405	—	3,747,260
Energy	1,023,954	252,321	—	1,276,275
Financials	3,207,248	2,415,858	—	5,623,106
Health Care	3,302,255	1,197,067	—	4,499,322
Industrials	1,883,053	3,172,330	—	5,055,383
Information Technology	5,220,657	2,549,193	—	7,769,850
Materials	315,782	792,177	—	1,107,959
Telecommunication Services	309,811	1,053,618	—	1,363,429
Utilities	401,168	—	—	401,168
Preferred Stocks	—	298,137	—	298,137
U.S. Government Obligation	—	4,949,705	—	4,949,705
Exchange-Traded Option Purchased	136,650	—	—	136,650
Over-the-Counter Option Purchased	—	115,132	—	115,132
Investment Companies	8,544,857	—	—	8,544,857

Total Investments, at Value	28,934,110	22,273,279	—	51,207,389
Other Financial Instruments:
Swaps, at value	—	66,262	—	66,262
Futures contracts	20,229	—	—	20,229

Total Assets	$28,954,339	$22,339,541	$—	$51,293,880

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(7,178)	$—	$(7,178)
Futures contracts	(29,723)	—	—	(29,723)

Total Liabilities	$(29,723)	$(7,178)	$—	$(36,901)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the

42        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to

43        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

44        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

45        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $975,788 and $259,213 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

46        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $62,946 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

At period end, the Fund had no such written option activity.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

47        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $481,250 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $7,495,234 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

48        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

49        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at October 30, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs Group, Inc. (The)	$122,163	$—	$—	$—	$122,163
Societe Generale	59,231	—	—	—	59,231

	$181,394	$—	$—	$—	$181,394

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

50        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Equity contracts	Swaps, at value	$ 66,262
Interest rate contracts				Centrally cleared swaps, at value	$7,178
Equity contracts	Variation margin receivable	4,650 *		Variation margin payable	744 *
Equity contracts	Investments, at value	251,782 *	*

Total		$ 322,694			$7,922

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Swap contracts	Total

Equity contracts	$115,747	$(43,766)	$(29,906)	$42,075

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Swap contracts	Total

Equity contracts	$67,061	$(9,494)	$66,262	$123,829
Interest rate contracts	—	—	(7,178)	(7,178)

Total	$67,061	$(9,494)	$59,084	$116,651

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

51        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

Period Ended October 30, 2015[1,2,3]
	Shares	Amount

Class A
Sold	4,994,490	$49,945,032
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	4,994,490	$49,945,032

Class C
Sold	3,297	$32,088
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	3,297	$32,088

Class I
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class R
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class Y
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. For the period August 27, 2015 (commencement of operations) to October 30, 2015.

3. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 26, 2015. These amounts are not reflected in the table above.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

52        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

8. Purchases and Sales of Securities

	Purchases	Sales

Investment securities	$47,489,873	$3,075,256
U.S. government and government agency obligations	4,946,895	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

53        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

54        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 30, 2015	$—	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $39,680, $21, $6, $1 and $8 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $9,960 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the

55        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. Defendants have filed a petition before the U.S. Court of Appeals for the Tenth Circuit for permission to appeal that order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

56        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi-Asset Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Asset Growth Fund, including the statement of investments, as of October 30, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 27, 2015 (commencement of operations) to October 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 30, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Asset Growth Fund as of October 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period from August 27, 2015 (commencement of operations) to October 30, 2015, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2015

57        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 49.62% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $81,353 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $36,566 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

58        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Cornerstone Real Estate Advisers LLC (“Cornerstone”) and OFI SteelPath, Inc., (“OFI SteelPath”) (jointly the “Sub-Sub-Advisers”) whereby OFI SteelPath and Cornerstone provide investment sub-sub-advisory services to the fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, and “OFI Global”, “OFI”, “OFI SteelPath”, and “Cornerstone” are referred to as the “Managers”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Managers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative fee and expense information, (iii) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (iv) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Managers’ duties will include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global will be responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global will also be responsible for providing certain administrative services to the Fund as well. Those services will include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment

59        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Dokyoung Lee, Bengamin Rockmuller, and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of other funds advised by the Managers. The Board considered information regarding the quality of services to be provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreement.

Fees and Expenses of the Fund. The Board reviewed the fees to be paid to the Adviser and the other expenses that will be borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“expense peer group”). The Board noted that the expenses the Fund will bear were competitive with those of its expense peer group. After discussions with the Board, the Adviser has agreed to contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.95% for Class Y shares and 0.85% for Class I shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale to be Realized by the Managers. The Board considered information regarding the Managers’ anticipated costs in serving as the Fund’s investment adviser, sub-adviser, and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize

60        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of its relationship with the Fund, including compensation paid to the Managers’ affiliates and research that may be provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through May 19, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2015) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2015) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company

63        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	(financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2015) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2015) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

64        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Elizabeth Krentzman, Trustee (since 2015) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2015) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2015) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2015) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley

65        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub- Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

66        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

INTERESTED TRUSTEES, Continued	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2015) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub- Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003- November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

67        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton Vice President (since 2015) Year of Birth: 1965	Chief Investment Officer, Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013) as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2015) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011- 2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2015) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub- Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

68        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

69        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

70        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved

71        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

72        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

73        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

74        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

75        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

76        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

77        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

78        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

79        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Visit us at oppenheimerfunds.com for 24-hr access
to account information and transactions or call us at
800 CALL OPP (800 225 5677) for 24-hr automated
information and automated transactions. Representatives
also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA2015.001.1015    December 22, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,600 in fiscal 2015 and no such fees in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,200 in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, entity reorganization, and internal controls

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $525 in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $476,233 in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $669,437 in fiscal 2015 and 0 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2015